                                                                      EXHIBIT 21

                                                                      March 1996
                            ILLINOIS TOOL WORKS INC.
                   SUBSIDIARIES AND AFFILIATES OF THE COMPANY

                                                                        PERCENT
                     COMPANY                             RELATIONSHIP  OWNERSHIP
-------------------------------------------------------  ------------  ---------
A 3 Sud S.p.A. - Italy (1)                                Subsidiary      100%
Accu-Lube Manufacturing GmbH - Germany                    Affiliate        50%
Action Fasteners Pty. Ltd. - Australia (2)                Subsidiary      100%
Ampang Industries Philippines Co. Inc. - Philippines      Subsidiary      100%
Automated Label Systems Company - Ohio (3)                Partnership     100%
Buell Industries, Inc. - Delaware                         Subsidiary      100%
Burseryds Bruk AB - Sweden                                Subsidiary      100%
Bursped AB - Sweden (4)                                   Subsidiary      100%
Cahill Properties, Inc. - Ohio (5)                        Subsidiary      100%
CEV Hydroelectric Company - Italy (6)                     Affiliate      5.77%
Cintas Inyectadas Citex S.A. - Spain (7)                  Subsidiary      100%
Coding Products Inc. - Michigan (8)                       Subsidiary      100%
Comet S.A. - France                                       Subsidiary      100%
Company Consurtium Valle D'Aosta - Italy (6)              Affiliate      1.37%
Cumberland Leasing Co. - Illinois (9)                     Subsidiary      100%
Denepark Pty Ltd. - Australia                             Subsidiary      100%
Devcon Limited - Ireland                                  Subsidiary      100%
Devcon de Mexico, S.A. - Mexico                           Subsidiary      100%
DeVilbiss Holding S.A. - France (10)                      Subsidiary      100%
DeVilbiss Ransburg de Mexico S.A. de C.V. - Mexico (11)   Subsidiary      100%
DeVilbiss Equipamentos Para Pintura Ltda - Brazil         Subsidiary      100%
Doboy Verpackungsmachinen GmbH - Germany (12)             Subsidiary      100%
Elettonica Futura - Italy (13)                            Affiliate        42%
Elta Plastics Limited - England (14)                      Subsidiary      100%
Elettro GiBi S.p.A. - Italy                               Subsidiary      100%
Envases Multipac, S.A. de C.V. - Mexico                   Affiliate        49%
Etanco, S.A. - Spain (15)                                 Affiliate        10%
Expandet S.A. - France (10)                               Subsidiary      100%
F T H SARL - France (10)                                  Subsidiary      100%
Fibre Glass-Evercoat Company of Canada - Canada           Subsidiary      100%
Fixing System S.A. - Switzerland                          Subsidiary      100%
Gema Volstatic AG - Switzerland (11)                      Subsidiary      100%
Gema Volstatic S.A. - France (11)                         Subsidiary      100%
Gerrard-Signode Pte. Ltd. - Singapore                     Affiliate        49%
Glen Lake Venture - Illinois (16)                         Affiliate        50%
Ground Power Liquidating Inc. - Ohio (5)                  Subsidiary      100%
HBC Liquidating Corp. - Delaware (5)                      Subsidiary      100%
Haloila Vertrieb GmbH - Germany (10)                      Subsidiary      100%
Heistrap Industriesysteme GmbH - Germany (17)             Subsidiary      100%
Hobart Ayau - Guatemala (18)                              Affiliate        50%
Hobart Brothers Company                                   Subsidiary      100%
Hobart Brothers International A.G. - Switzerland (5)      Subsidiary      100%
Hobart Brothers International Chile Limitada -
  Chile (5)                                               Subsidiary      100%
Hobart Brothers International Ltd. - Delaware (5)         Subsidiary      100%
Hobart Brothers International Pte Ltd. - Singapore (5)    Subsidiary      100%
Hobart Brothers International S.A. de C. V. -
  Mexico (5)                                              Subsidiary      100%
Hobart Brothers of Canada, Inc. - Canada (5)              Subsidiary      100%
Hobart Diek - Honduras (18)                               Affiliate        25%
Hobart Laser Products, Inc. - California(5)               Subsidiary      100%
Hobart Leasing, Inc. - Ohio (5)                           Subsidiary      100%
Hobart Ridge, Inc. - Ohio (19)                            Affiliate        49%
Hose Specialties/Capri, Inc. - Michigan                   Subsidiary      100%
Hylec Elettro GiBi (UK) Ltd. - U.K. (13)                  Affiliate        33%
ITW Asia (Pte.) Limited - Singapore                       Subsidiary      100%

Page 2...                                                             March 1996
ILLINOIS TOOL WORKS INC.              Subsidiaries and Affiliates of the Company

                                                                        PERCENT
                     COMPANY                             RELATIONSHIP  OWNERSHIP
-------------------------------------------------------  ------------  ---------
ITW Austria Vertriebs-Ges.m.b.H. - Austria (20)           Subsidiary      100%
ITW Ateco GmbH - Germany (21)                             Subsidiary      100%
ITW Automotive Products GmbH - Germany (22)               Subsidairy      100%
ITW Automotive Products GmbH & Co. KG - Germany (23)      Subsidiary      100%
ITW Befestigungssyteme GmbH - Germany (22)                Subsidiary      100%
ITW Bevestigingssystemen B.V. - Netherlands (24)          Subsidiary      100%
ITW Belgium S.A. - Belgium                                Subsidiary      100%
ITW Canada Inc. - Canada                                  Subsidiary      100%
ITW Cayman - Cayman Islands (25)                          Subsidiary      100%
ITW China Components Inc. - Delaware                      Subsidiary      100%
ITW de Argentina S.A. - Argentina (26)                    Subsidiary      100%
ITW de France S.A. - France (10)                          Subsidiary      100%
ITW (Deutschland) GmbH - Germany (11)                     Subsidiary      100%
ITW Devcon GmbH - Germany (22)                            Subsidiary      100%
ITW Development Corporation - Illinois                    Subsidiary      100%
ITW do Brasil Industrial e Comercial Ltda. - Brazil       Subsidiary      100%
ITW Dynatec (Hong Kong) Limited - Hong Kong               Affiliate        50%
ITW Dynatec Kabushiki Kaisha - Japan                      Subsidiary      100%
ITW Dynatec Klebetechnik Holding GmbH - Germany (22)      Subsidiary      100%
ITW Dynatec Singapore Pte. Ltd. - Singapore               Affiliate        50%
ITW Dynatec Thailand Ltd. - Thailand                      Affiliate        50%
ITW Espana S.A. - Spain (27)                              Subsidiary      100%
ITW Fastex Italia S.p.A. - Italy                          Subsidiary      100%
ITW Finishing Systems & Products Pty. Ltd. -
  Australia (11)                                          Subsidiary      100%
ITW Fixations - France (28)                               Subsidiary      100%
ITW Gunther - France (10)                                 Subsidiary      100%
ITW Gunther - Netherlands (24)                            Subsidiary      100%
ITW Hi-Cone Holdings - Ireland (29)                       Subsidiary      100%
ITW Hi-Cone - Ireland (30)                                Subsidiary      100%
ITW Highland Manufacturing Inc. - Delaware                Subsidiary      100%
I.T.W. Inc. - Illinois                                    Subsidiary      100%
ITW Industry Co., Ltd. - Japan (31)                       Subsidiary      100%
ITW International Inc. - Delaware                         Subsidiary      100%
ITW Italia S.p.A. - Italy                                 Subsidiary      100%
ITW Korea Inc. - Korea                                    Subsidiary      100%
ITW Leasing & Investments Inc. - Delaware                 Subsidiary      100%
ITW Limited - England                                     Subsidiary      100%
ITW Mapri Industria e Commercio Ltda. - Brazil (32)       Subsidiary     94.3%
ITW Meritex Sdn Bhd - Malaysia (33)                       Subsidiary      100%
ITW Mima Europe S.N.C. - France (34)                      Subsidiary      100%
ITW Mortgage Investments I, Inc. - Delaware (9)           Subsidiary      100%
ITW Mortgage Investments II, Inc. - Delaware(9)           Subsidiary      100%
ITW Nederland B.V. - Netherlands                          Subsidiary      100%
ITW New Zealand - New Zealand                             Subsidiary      100%
ITW-Nifco Inc. - Delaware                                 Affiliate        50%
ITW Oberflachentechnik GmbH - Germany (22)                Subsidiary      100%
ITW Overseas Holdings Inc. - Delaware                     Subsidiary      100%
ITW Overseas Investments Corp. - Delaware                 Subsidiary      100%
ITW Packaging Corporation - Delaware                      Subsidiary      100%
ITW Polska Inc. - Delaware                                Subsidiary      100%
ITW Polska Sp. z.o.o. - Poland (35)                       Subsidiary      100%
ITW Real Estate L.L.C. - Delaware (38)                    Subsidiary      100%
ITW Residuals Inc. - Delaware                             Subsidiary      100%
ITW Shelf Corporation - Delaware                          Subsidiary      100%
ITW Shippers S.A. - Belgium (36)                          Subsidiary      100%
ITW Signode Holdings GmbH - Germany                       Subsidiary      100%
ITW Signode India Limited - India                         Affiliate        29%

Page 3...                                                             March 1996
ILLINOIS TOOL WORKS INC.              Subsidiaries and Affiliates of the Company

                                                                        PERCENT
                     COMPANY                             RELATIONSHIP  OWNERSHIP
-------------------------------------------------------  ------------  ---------
ITW South America Inc. - Delaware                         Subsidiary      100%
ITW Surfaces & Finition S.A. - France (37)                Subsidiary      100%
ITW Sverige AB - Sweden                                   Subsidiary      100%
ITW Switches Asia Ltd. - Taiwan                           Subsidiary      100%
I.T.W. (Thailand) Co., Ltd. - Thailand                    Subsidiary      100%
ITW XP Inc. - Delaware                                    Subsidiary      100%
Illinois Tool Works FSC Inc - Barbados (9)                Subsidiary      100%
Impex Walcar B.V. - Netherlands (24)                      Subsidiary      100%
IMSA Signode, S.A. de C.V. - Mexico                       Affiliate        50%
Inmobiliaria Cit, S.A. de C.V. - Mexico                   Affiliate        49%
Indiana Pickling and Processing Company - Indiana (39)    Partnership      35%
Inpac Automation Ltd. - England (40)                      Subsidiary      100%
IspraControl s.r.l. - Italy (41)                          Subsidiary      100%
IspraFlex s.r.l. - Italy (13)                             Subsidiary       85%
Jambro Ltd. - New Zealand                                 Subsidiary      100%
Jambro Pty. Ltd. - Australia (2)                          Subsidiary      100%
Jemco de Mexico, S.A. de C.V. - Mexico                    Subsidiary      100%
Jemco Engineering Co. - Illinois                          Subsidiary      100%
Jemco Wiring Components Canada Limited - Canada           Subsidiary      100%
Kingsley Machine Tool Co. - California                    Subsidiary      100%
Kormag Industries e Comercio Ltda. - Brazil               Affiliate        40%
Liljendals Bruk Ab - Finland                              Subsidiary      100%
Loveshaw Corporation, The - Delaware                      Subsidiary      100%
Lys Comet S.A. - France (42)                              Subsidiary      100%
Lys Fusion S.p.A. - Italy                                 Subsidiary      100%
Lys Poland - Poland (6)                                   Affiliate        31%
MHTI Inc. - Canada                                        Subsidiary      100%
Maple Control Company - Michigan                          Subsidiary      100%
Maple Roll Leaf Company, Inc. - Michigan (43)             Subsidiary      100%
Meritex (Penang) Sdn. Bhd. - Malaysia (33)                Subsidiary      100%
Meritex Plastic Industries, Inc. - Texas                  Subsidiary      100%
Metallogen GmbH - Germany (44)                            Affiliate        20%
Meypack Verpackungs und Palettiertechnik GmbH -
  Germany (22)                                            Subsidiary      100%
Miller Electric Mfg. Co. - Wisconsin                      Subsidiary      100%
Miller Europe, S.p.A. - Italy (45)                        Subsidiary      100%
Miller Group France S.A., The - France (10)               Subsidiary      100%
Miller Insurance, Ltd. - Bermuda (45)                     Subsidiary      100%
Mima, Inc. - Florida                                      Subsidiary      100%
Minigrip Inc. - Delaware                                  Subsidiary      100%
Muller USA Inc. - Delaware (46)                           Subsidiary      100%
Muller Manufacturing Ltd. - Canada (46)                   Subsidiary      100%
Muller Packaging Inc. - Canada                            Subsidiary      100%
N. A. Woodworth Company - Michigan                        Subsidiary      100%
Newtec Automation Ltd. - England (40)                     Subsidiary      100%
Newtec Iberica, S.A. - Spain (10)                         Subsidiary      100%
Newtec Inc. - Delaware                                    Subsidiary      100%
Newtec International S.A. - France                        Subsidiary      100%
Newtec Palettisation S.A. - France (10)                   Subsidiary      100%
Newtec U.K. Ltd. - England (47)                           Subsidiary      100%
Nifco Hi-Cone Leasing Company Limited - Japan             Affiliate        40%
Nuova Canottieri Olona - Italy (13)                       Affiliate        .5%
Nova Electric, Inc. - New Jersey (5)                      Subsidiary      100%
Odesign, Inc. - Illinois                                  Subsidiary      100%
Odesign II, Inc. - Illinois                               Subsidiary      100%
Odesign III, Inc. - Illinois                              Subsidiary      100%
Odesign IV, Inc. - Illinois                               Subsidiary      100%
Oxo Welding Equipment Company Inc. - Illinois (45)        Subsidiary      100%

Page 4...                                                             March 1996
ILLINOIS TOOL WORKS INC.              Subsidiaries and Affiliates of the Company

                                                                        PERCENT
                     COMPANY                             RELATIONSHIP  OWNERSHIP
-------------------------------------------------------  ------------  ---------
Oy M Haloila Ab - Finland (10)                            Subsidiary      100%
Packaging Leasing Systems Inc. - Delaware                 Subsidiary       80%
Padlocker, Inc. - New York (48)                           Subsidiary      100%
Paslode Corporation - Illinois                            Subsidiary      100%
Paslode S.A.R.L. - France (10)                            Subsidiary      100%
Plastiglide Manufacturing Leasing Limited Partnership -
  Illinois                                                Partnership    60.4%
Pow Con Incorporated - Delaware (45)                      Subsidiary      100%
Pro/Mark Corporation - Connecticut (49)                   Subsidiary      100%
Ransburg Comercial Ltda. - Brazil (11)                    Subsidiary      100%
Ransburg Corporation - Indiana                            Subsidiary      100%
Ransburg Equipamentos Industrials Ltda. - Brasil (51)     Affiliate        50%
Ransburg-Gema s.r.l. - Italy (11)                         Subsidiary      100%
Ransburg Industrial Finishing KK - Japan (11)             Subsidiary      100%
Ransburg Manufacturing Corporation - Indiana (11)         Subsidiary      100%
S.A.T. S.A. - France (10)                                 Subsidiary      100%
Scybele S.A. - France (10)                                Subsidiary      100%
Serim s.r.l. - Italy (13)                                 Subsidiary       51%
Shanghai ITW Plastic & Metal Company Limited -
  China (52)                                              Subsidiary       93%
Shippers Paper Products Company - Ohio                    Subsidiary      100%
Signode B.V. - Netherlands (24)                           Subsidiary      100%
Signode Bernpak GmbH - Germany                            Subsidiary      100%
Signode Bernpak, Inc. - Delaware                          Subsidiary      100%
Signode France - France (10)                              Subsidiary      100%
Signode Hong Kong Limited - Hong Kong                     Subsidiary      100%
Signode International Trading Corporation - Illinois      Subsidiary      100%
Signode Ireland Limited - England (53)                    Affiliate        50%
Signode Kabushiki Kaisha - Japan                          Subsidiary      100%
Signode Overseas Inc. of Illinois - Illinois              Subsidiary      100%
Signode Packaging Systems Limited - East Africa           Affiliate        20%
Signode Pickling Corporation - Delaware                   Subsidiary      100%
Signode Systems GmbH - Germany (20)                       Subsidiary      100%
Silicone Products & Technology, Inc. - New York           Subsidiary      100%
Simco (Europe) B.V. - Netherlands (11)                    Subsidiary      100%
Simco Japan Kabushiki Kaisha - Japan (54)                 Affiliate        50%
Simco (Nederland) B.V. - Netherlands (55)                 Subsidiary      100%
Snipgrove Limited - England                               Affiliate      48.5%
Sociedad Laboral - Spain (18)                             Affiliate        50%
Societe de Prospection et d'Invention Techniques -
  France (10)                                             Subsidiary      100%
Societe Nouvelle SARL Provence Plastic - France (28)      Subsidiary      100%
Stretch Packaging Services Inc. - Canada                  Subsidiary      100%
Stretch Packaging Systems Inc. - Canada                   Subsidiary      100%
Tampo-Tool, Inc. - Illinois                               Subsidiary      100%
Thermal Liquidating Corp - Ohio (5)                       Subsidiary      100%
Thimeca S.A. - France (10)                                Subsidiary      100%
Thimon S.A. - France (10)                                 Subsidiary      100%
Trans Tech America, Inc. - Illinois                       Subsidiary      100%
United Silicone Inc. - New York                           Subsidiary      100%
Vortec Corporation - Ohio (11)                            Subsidiary      100%
W. A. Deutsher Pty. Ltd. - Australia                      Subsidiary      100%
Waterbury Buckle Company - Connecticut                    Subsidiary      100%
3635 Touhy L.L.C. - Illinois (56)                         Subsidiary      100%

Page 5...                                                             March 1996
ILLINOIS TOOL WORKS INC.  Subsidiaries and Affiliates of the Company

 (1) Wholly owned by Lys Fusion S.p.A.
 (2) Wholly owned by W. A. Deutsher Pty. Ltd.
 (3) 50% owned by ITW Packaging Corporation; 50% owned by ITW XP Inc.
 (4) Wholly owned by Burseryds Bruk AB
 (5) Wholly owned by Hobart Brothers Company
 (6) Ownership interest is by Lys Fusion S.p.A.
 (7) Wholly owned by ITW Espana S.A.
 (8) 80% owned by Maple Control Company; 20% owned by Illinois Tool Works Inc.
 (9) Wholly owned by ITW Leasing & Investments Inc
(10) Wholly owned by Newtec International S.A.
(11) Wholly owned by Ransburg Corporation
(12) Wholly owned by Meypack Verpackungs und Palettiertechnik GmbH
(13) Ownership interest is by Elettro GiBi S.p.A.
(14) Wholly owned by Snipgrove Limited
(15) Ownership interest is by ITW Espana S.A.
(16) Ownership interest is by Odesign, Inc.
(17) Wholly owned by Signode Bernpak GmbH
(18) Ownership interest is by Hobart Brothers Company
(19) Ownership interest is by Cahill Properties, Inc.
(20) Wholly owned by ITW Signode Holdings GmbH
(21) Wholly owned by ITW Dynatec Klebetechnik Holding GmbH
(22) Wholly owned by ITW (Deutschland) GmbH
(23) 99.9% owned by ITW Befestigungssysteme GmbH; .1% owned by ITW Automotive Products GmbH
(24) Wholly owned by ITW Nederland B.V.
(25) Wholly owned by ITW Overseas Holdings Inc.
(26) Wholly owned by ITW South America Inc.
(27) Wholly owned by ITW International Inc.
(28) Wholly owned by Societe de Prospection et D'Invention Techniques
(29) .1% owned by ITW Cayman; 99.9% by ITW Overseas Investments Corp.
(30) .1% owned by ITW Cayman; 99.9% by ITW Hi-Cone Holdings
(31) Wholly owned by Ransburg Industrial Finishing KK
(32) 91.29% owned by Illinois Tool Works Inc.; .46% owned by ITW do Brasil Industrial e Comercial Ltda..
(33) Wholly owned by Meritex Plastic Industries, Inc.
(34) 99% owned by Newtec International S.A.; 1% owned by ITW de France S.A.
(35) Wholly owned by ITW Polska Inc.
(36) 24% owned by ITW Belgium S.A.; 76% owned by Scybele S.A.
(37) Wholly owned by DeVilbiss Holding, S.A. - France
(38) 99% owned by ITW Mortgage Investments I; 1% owned by Illinois Tool Works
     Inc.
(39) Ownership interest is by Signode Pickling Corporation
(40) Wholly owned by Newtec U.K. Ltd.
(41) Wholly owned by Elettro GiBi S.p.A.
(42) 50% owned by Newtec International S.A.; 50% owned by Lys Fusion S.p.A.
(43) Wholly owned by Maple Control Company
(44) Ownership interest is by Hobart Brothers International A. G.
(45) Wholly owned by Miller Electric Mfg. Co.
(46) Wholly owned by Newtec Inc.
(47) Wholly owned by ITW Limited
(48) Wholly owned by The Loveshaw Corporation
(49) Wholly owned by Maple Roll Leaf Company, Inc.
(50) Wholly owned by ITW do Brasil Participacoes Ltda.
(51) Ownership interest is by Ransburg Comercial Ltda.
(52) Ownership interest is by ITW China Components Inc.
(53) Ownership interst is by ITW Limited
(54) Ownership interest is by Ransburg Corporation
(55) Wholly owned by Simco (Europe) B.V.
(56) 50% owned by I.T.W. Inc.; 50% owned by ITW Development Corporation